Exhibit 10.7K

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGE 1 3 2. AMENDMENT/MODIFICATION NO. 0012 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. N/A. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C CODE 1361331 FACILITY CODE 10B. DATED (SEE ITEM 13) 09/01/2010 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 end 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A. 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties. E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 68-0533693 DUNS Number: 167293153 The purpose of this modification is to change the Estimated Achaogen Cost Sharing Amount under Option 2/CLIN 0003. Please see the attached Pages. Period of Performance: 09/19/2010 to 11/15/2017 Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hom, VP of Finance and Corporate Development 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 11/4/2013 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED NSN 7540-01-152-8070 Previous edition unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A. Under, ARTICLE B.2. ESTIMATED COST, Option 2, CLIN 0003 is hereby modified as follows:

1.	Option 2, CLIN 0003, is a cost-sharing CLIN. Monies shall be provided for the total cost of performance from the Department of Health and Human Services, and the Contractor, Achaogen, Incorporated.

2.	The Government shall provide monies for Option 2, CLIN 0003 in an amount not to exceed [***]. The total amount obligated by the Government for Option 2, CLIN 0003 shall not exceed the Total Estimated Cost of [***] and the Government will not be responsible for any Contractor incurred costs that exceed this amount under Option 2, CLIN 0003 unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount. The Contractor’s share for Option 2, CLIN 0003 is estimated at [***].

3.	For Option 2, CLIN 0003, the Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

4.	For Option 2, CLIN 0003, costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization’s share of the costs expended by category, on the Financial Report, as referenced in the CONTRACT FINANCIAL REPORT Article in SECTION G of this contract.

5.	For Option 2, CLIN 0003, it is estimated that the amount currently allotted will cover performance of the contract through 15 November 2017.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated USG Cost	Estimated Achaogen Cost Sharing	Total Estimated Cost
0003	1 May 2013 through 15 November 2017.	Option Period 2: [***] in accordance with Section C.1.Statement of Work Reports, Meeting Minutes, Release Certificates, Databases and Other Data Deliverables.	[***]	[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. The following clause contained in Article I.1, Section I CONTRACT CLAUSES is applicable ONLY to CLIN 0003:

52.216-12	Apr 1984	Cost Sharing Contract — no fee (Applicable to CLIN 0003 ONLY)

7. Under ARTICLE F.2 – REPORTING REQUIREMENTS AND DELIVERABLES under 1. OTHER CONTRACT DELIVERABLES, the following is added:

#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
31.	Private Financing Status Report	Quarterly, AND within 10 business days of the following significant developments: 1. Obtaining financing 2. Being declined financing 3. Abandoning or changing plans presented at the previous quarter	The Contractor shall present to BARDA progress over the previous quarter, and plans for the coming quarter aimed at obtaining financing. A separate presentation shall be made in the event of significant developments. Briefings will provide detail and meet the timing requirements here to the extent that confidential disclosure of the information is allowed by law and in keeping with agreements with potential sources of financing.

A mutually

agreeable time will be selected for the presentation, which may be in conjunction with quarterly meetings, via teleconference, or in person. Contractor provides materials presenting the information, labeled proprietary and confidential as appropriate.

1 paper or electronic Copy to PO and CO

B. This is a bilateral, no cost modification. The scope, period of performance and the total contract amount remain unchanged and all other terms and conditions of the contract remain unchanged.